                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 1998
                                                           -------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       5.05% Trade Receivables Participation Certificates, Series 1993-1)
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    33-67034               59-3168541
           --------                    --------               ----------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)         File No.)          Identification No.)


                       Route 688
                      P.O. Box 87
                   Doswell, Virginia                                23047
                  -------------------                               -----
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220
                                                            -------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Item 5.      Other Events.

             The Registrant is filing the exhibit listed in Item 7 below.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Exhibit 7.1 Monthly Statement for the 5.05% Trade Receivables Participation Certificates, Series 1993-1 with respect to the June 25, 1998 Distribution Date.

                                          Signatures
                                          ----------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                          CSXT TRADE RECEIVABLES MASTER TRUST

                                    By:   CSX TRADE RECEIVABLES CORPORATION



                                          /s/ ROBERT M. PEEBLES
                                          ---------------------
                                          Robert M. Peebles
                            Vice President-Accounting


Date:  July 10, 1998

                                         EXHIBIT LIST





Exhibit


7.1 Monthly Statement for the 5.05% Trade Receivables Participation Certificates, Series 1993-1 with respect to the June 25, 1998 Distribution Date